[REX LOGO]

News Announcement                               For Immediate Release

FOR FURTHER INFORMATION CONTACT:
Douglas Bruggeman                                Joseph N. Jaffoni/David Collins
Chief Financial Officer                          Jaffoni & Collins Incorporated
937/276-3931                                     212/835-8500 or rsc@jcir.com

                 REX STORES REPORTS FISCAL THIRD QUARTER DILUTED
           EARNINGS PER SHARE OF $1.25 VERSUS $0.42 IN THE PRIOR YEAR

         - REPURCHASES 487,000 SHARES PURSUANT TO PRIOR AUTHORIZATION -

Dayton, Ohio (November 29, 2007) -- REX Stores Corporation (NYSE:RSC) today announced financial results for the three month period ended October 31, 2007.

Net income in the fiscal 2007 third quarter ended October 31, 2007 was $14.7 million, or $1.25 per diluted share, compared with net income of $4.8 million, or $0.42 per diluted share, in the third quarter of fiscal 2006. For the quarter ended October 31, 2007, income from continuing operations, net of taxes was $11.7 million, compared with income from continuing operations, net of taxes of $3.8 million in the same period a year ago. Per share results are based on 11,750,000 and 11,517,000 diluted weighted average shares outstanding for the quarters ended October 31, 2007 and October 31, 2006, respectively.

Net sales and revenue in the fiscal 2007 third quarter were $58.8 million compared with $61.1 million in the fiscal 2006 third quarter. Comparable store sales for the quarter ended October 31, 2007 declined 8.0%. The Company reports sales performance quarterly and considers a store to be comparable after it has been open six full fiscal quarters. Comparable store sales figures do not include sales of extended service contracts.

As previously disclosed, during the fiscal 2007 third quarter, REX received 3,693,858 shares of US BioEnergy (NASDAQ: USBE) common stock and approximately $4.8 million of cash as total consideration for its interest in Millennium Ethanol, LLC (acquired by US BioEnergy) based upon the conversion of REX's $14 Million Convertible Secured Promissory Note, accrued interest and exercise of its Related Purchase Rights. Accordingly, REX recorded a $17.1 million net gain on sale of investments in the fiscal 2007 third quarter adjusted for US BioEnergy's October 31, 2007 closing share price of $7.56. Inclusive of this gain, in the three months ended October 31, 2007 REX recorded a total of $18.1 million of pre-tax income from net interest income, net gains on sale of

                                     -more-

REX REPORTS FISCAL 2007 THIRD QUARTER, 11/29/07                           page 2


real estate, equity in unconsolidated affiliates, loss from synthetic fuel limited partnership investments, equity in unconsolidated affiliates and the realized and unrealized gain on investments related to Millennium Ethanol, LLC and US BioEnergy. The loss from synthetic fuel limited partnership investments reflects the increase in the Company's estimate of the phase out to 60% and the previously announced closure of the Colona facility. In the fiscal 2006 third quarter, REX recorded approximately $6.3 million of pre-tax income from these sources.

The Company's financial results reflect the consolidation of One Earth Energy LLC as of October 30, 2007 and Levelland/Hockley County Ethanol, LLC as of September 30, 2006.

During the quarter ended October 31, 2007 REX recognized a $0.4 million after tax loss from discontinued operations, net of taxes, compared with a $0.1 million loss from discontinued operations, net of taxes, in the year ago period. In addition, REX recorded a $3.4 million gain on disposal of discontinued operations, net of taxes, in the three months ended October 31, 2007 compared with a $1.1 million gain on disposal of discontinued operations, net of taxes, in the comparable prior year period.

In the fiscal 2007 third quarter, REX purchased approximately 487,000 shares of its common stock in open market transactions. In the fiscal 2007 fourth quarter to date, the Company has repurchased an additional 86,200 shares of its common stock in open market transactions. The Company has approximately 231,400 authorized shares remaining available to purchase under the expanded June 2007 stock buy-back authorization.

The Company will host a conference call and webcast today at 11:00 a.m. EST, which are open to the general public. The conference call dial-in number is 212/676-4905; please call ten minutes in advance to ensure that you are connected prior to the presentation. Interested parties may also access the call live via the Investor Relations page of the Company's website, www.rextv.com, or at www.earnings.com; please allow 15 minutes to register, download and install any necessary software.

Following its completion, a telephonic replay of the call can be accessed through 1:00 p.m. EST on December 6, 2007 by dialing 800/633-8284 or 402/977-9140 (international callers). The access code for the audio replay is 21358650. Alternatively, a replay will be available on the Internet for 30 days at WWW.REXTV.COM or WWW.EARNINGS.COM.

REX Stores Corporation presently has interests in ethanol entities and has been active in synthetic fuel investments. REX is also a specialty retailer of consumer electronic products and appliances. As of October 31, 2007, the Company operated 124 retail stores in 34 states under the trade name "REX."

                                     -more-

REX REPORTS FISCAL 2007 THIRD QUARTER, 11/29/07                           page 3


This news announcement contains or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements can be identified by use of forward-looking terminology such as "may," "expect," "believe," "estimate," "anticipate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Readers are cautioned that there are risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. These risks and uncertainties include the risk factors set forth from time to time in the Company's filings with the Securities and Exchange Commission and include among other things: risks and uncertainties relating to the the financial performance of U.S. BioEnergy Corporation; fluctuations in the market prices and trading volumes of U.S. BioEnergy Corporation common stock; the highly competitive nature of the consumer electronics retailing industry, changes in the national or regional economies, weather, the effects of terrorism or acts of war on consumer spending patterns, the availability of certain products, technological changes, changes in real estate market conditions, new regulatory restrictions or tax law changes relating to the Company's synthetic fuel investments, the fluctuating amount of quarterly payments received by the Company with respect to sales of its partnership interest in a synthetic fuel investment, the potential for Section 29/45K tax credits to phase out based on the price of crude oil adjusted for inflation, and the uncertain amount of synthetic fuel production and resulting income received from time to time from the Company's synthetic fuel investments. As it relates to ethanol investments, risks and uncertainties include among other things: the uncertainty of constructing plants on time and on budget and the price volatility of corn, dried distiller grains, ethanol, gasoline and natural gas.

                                 -tables follow-

REX REPORTS FISCAL 2007 THIRD QUARTER, 11/29/07                           page 4

                     REX STORES CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED CONDENSED STATEMENTS OF INCOME
                                    UNAUDITED


                                                                        Three Months Ended             Nine Months Ended
                                                                            October 31,                   October 31,
                                                                            -----------                   -----------
                                                                         2007           2006          2007           2006
                                                                         ----           ----          ----           ----
                                                                             (In Thousands, Except Per Share Amounts)
Net sales and revenue                                                    $ 58,765       $ 61,113     $ 162,848      $ 178,968
Cost of sales (Excluding depreciation)                                     42,292         44,561       113,759        128,904
                                                                           ------         ------       -------        -------
Gross profit                                                               16,473         16,552        49,089         50,064
Selling, general and administrative expenses                              (15,612)       (17,151)      (46,995)       (50,444)
Interest income                                                             1,503            341         4,772            920
Interest expense                                                              (59)          (387)         (199)        (1,084)
Loss on early termination of debt                                               -              -          (651)             -
Gains on sale of real estate, net                                             901            462         1,446          2,197
Equity in income of unconsolidated ethanol affiliates                         535              -         2,057              -
Realized and unrealized investment gains, net                              17,118              -        17,118              -
Income (loss) from synthetic fuel investments                              (1,860)         5,865         8,279          8,650
                                                                           ------         ------       -------        -------
Income from continuing operations before provision
   for income taxes and minority interest                                  18,999          5,682        34,916         10,303
Provision for income taxes                                                  7,374          1,834        13,665          3,556
Minority interest                                                              32              -           (12)             -
                                                                           ------         ------       -------        -------
Income from continuing operations                                          11,657          3,848        21,239          6,747
Loss from discontinued operations, net of tax                                (413)          (123)       (1,830)           (36)
Gain on disposal of discontinued operations, net of tax                     3,422          1,090         8,601          1,090
                                                                           ------         ------       -------        -------

NET INCOME                                                                $14,666         $4,815       $28,010         $7,801
                                                                          =======         ======       =======         ======

WEIGHTED AVERAGE SHARES
OUTSTANDING - BASIC                                                        10,433         10,333        10,509         10,268
                                                                           ======         ======        ======         ======

Basic income per share from continuing operations                           $1.12          $0.37         $2.02          $0.66
Basic loss per share from discontinued operations                           (0.04)         (0.01)        (0.17)         (0.01)
Basic income per share on disposal of discontinued operations                0.33           0.11          0.82           0.11
                                                                            -----          -----         -----          -----
BASIC NET INCOME PER SHARE                                                  $1.41          $0.47         $2.67          $0.76
                                                                            =====          =====         =====          =====

WEIGHTED AVERAGE SHARES
OUTSTANDING - DILUTED                                                      11,750         11,517        11,864         11,608
                                                                           ======         ======        ======         ======

Diluted income per share from continuing operations                         $0.99          $0.33         $1.79          $0.58
Diluted loss per share from discontinued operations                         (0.03)         (0.01)        (0.15)             -
Diluted income per share on disposal of discontinued operations              0.29           0.10          0.72           0.09
                                                                            -----          -----         -----          -----
DILUTED NET INCOME PER SHARE                                                $1.25          $0.42         $2.36          $0.67
                                                                            =====          =====         =====          =====



                            - balance sheet follows -

REX REPORTS FISCAL 2007 THIRD QUARTER, 11/29/07                           page 5

                     REX STORES CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                                    UNAUDITED


                                                                            October 31,       January 31,         October 31,
                                                                               2007               2007               2006
                                                                               ----               ----               ----
                                                                                             (In Thousands)
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                 $ 102,966         $  43,008         $  15,923
   Accounts receivable, net                                                      1,317             1,975             3,757
   Synthetic fuel receivable                                                     1,683             8,838             7,592
   Merchandise inventory, net                                                   78,427            70,078           116,065
   Prepaid expenses and other                                                    1,550             2,915             1,655
   Future income tax benefits                                                    6,619             9,192             9,588
                                                                             ---------         ---------         ---------
     Total current assets                                                      192,562           136,006           154,580
PROPERTY AND EQUIPMENT, NET                                                     91,634           122,769           121,846
ASSETS HELD FOR SALE, NET                                                          522             2,009             1,497
OTHER ASSETS                                                                    14,630            18,986            17,305
GOODWILL                                                                         1,322             1,322               726
FUTURE INCOME TAX BENEFITS                                                      25,943            26,245            28,397
INVESTMENTS                                                                     66,936            35,699             5,000
RESTRICTED INVESTMENTS                                                           2,462             2,406             2,384
                                                                             ---------         ---------         ---------
   Total assets                                                              $ 396,011         $ 345,442         $ 331,735
                                                                             =========         =========         =========
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Notes payable                                                            $   1,510         $      --         $      --
   Current portion of long-term debt                                             2,231             2,678             2,354
   Deferred income                                                              14,472            15,641            15,287
   Accounts payable, trade                                                      35,411            23,254            23,153
   Deferred gain on sale and leaseback                                           1,730               101               101
   Other current liabilities                                                    13,315            10,510            12,189
                                                                             ---------         ---------         ---------
     Total current liabilities                                                  68,669            52,184            53,084
                                                                             ---------         ---------         ---------
LONG-TERM LIABILITIES:
   Long-term mortgage debt                                                      24,218            31,236            21,454
   Deferred income                                                              16,958            19,286            18,477
   Deferred gain on sale and leaseback                                           5,187               504               529
   Other                                                                           619                --                --
                                                                             ---------         ---------         ---------
     Total long-term liabilities                                                46,982            51,026            40,460
                                                                             ---------         ---------         ---------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARY                                    28,568            11,443            12,119
SHAREHOLDERS' EQUITY:
   Common stock                                                                    298               295               295
   Paid-in capital                                                             143,682           139,337           138,700
   Retained earnings                                                           279,772           252,249           248,699
   Treasury stock                                                             (171,960)         (161,092)         (161,622)
                                                                             ---------         ---------         ---------
   Total shareholders' equity                                                  251,792           230,789           226,072
                                                                             ---------         ---------         ---------
     Total liabilities and shareholders' equity                              $ 396,011         $ 345,442         $ 331,735
                                                                             =========         =========         =========


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